Rule 497(e)
File Nos. 333-70963 and 811-09201

Executive Benefit VUL - Prospectus
Executive Benefit VUL II - Prospectus

An individual flexible premium variable universal life insurance policy
Issued by
Great-West Life & Annuity Insurance Company

Supplement dated April 17, 2017
to the Prospectus dated April 22, 2016

This Supplement amends certain information contained in the Prospectus dated April 22, 2016.

Great-West Profile Funds Merger:
The Board of Directors of Great-West Funds, Inc. has approved the merger of the Great-West Profile I Funds (the “Acquired Funds”) into the Great-West Profile II Funds (the “Acquiring Funds”) on or about June 16, 2017 (the “Merger Date”). Contract Owners may transfer assets out of the Sub-Accounts for the Acquired Funds at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business May 1, 2017, the Acquired Funds will close to new investors and new contributions. Effective May 1, 2017, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Acquired Funds. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Funds should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2017, any allocations made to the Sub-Accounts for the Acquired Funds will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund. Effective as of the start of business June 16, 2017, any assets remaining in the Sub-Accounts for the Acquired Funds will become invested in the Sub-Accounts for the Acquiring Funds.

If you have any questions regarding this Supplement, please call us toll free (888) 353-2654.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.